UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2007

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                  33-60032             62-1518973
         (State or other             (Commission          (IRS Employer
   jurisdiction of incorporation)    File Number)      Identification Number)


       1001 Tillman Street, Memphis, Tennessee                   38112
      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 2.  FINANCIAL INFORMATION.

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Buckeye Technologies Inc.'s press release, dated April 24, 2007, announcing its financial results for the fiscal quarter ended March 31, 2007.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.  The following exhibit is being furnished as part of this
                  Report.

Exhibit
Number                                   Description
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   99.1        Press Release of Buckeye Technologies Inc. dated April 24, 2007.



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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                                   BUCKEYE TECHNOLOGIES INC.


                                   /s/ Steven G. Dean
                                   --------------------------------------
                                   Steven G. Dean
                                   Vice President and Chief Financial Officer
                                   April 24, 2007